EXHIBIT 10.109


                              ARIS INDUSTRIES, INC.
                                475 Fifth Avenue
                            New York, New York 10017

                                September 9, 1997



BNY Financial Corporation
1290 Avenue of the Americas
New York, New York  10104
Att:  Anthony Marsicano

AIF-II, L.P.
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attention: Robert Katz


Re:  Amendment to Series A and Series B Junior Secured Note Agreements
     -----------------------------------------------------------------

Gentlemen:

     Reference is made to (1) the Series A Junior Secured Note Agreement dated June 30, 1993 (the "BNY Note Agreement") between BNY Financial Corporation ("BNY") and Aris Industries, Inc. ("Aris," a New York corporation formerly known as The Marcade Group, Inc.) and the Series A Junior Secured Note issued pursuant to the BNY Note Agreement by Aris in favor of BNY dated June 30, 1993 in the original principal amount of $7,000,000 (the "BNY Note"); (2) the Series B Junior Secured Note Agreement dated June 30, 1993 (the "Apollo Note Agreement"; terms defined therein being used herein as therein defined) between AIF-II, L.P. ("Apollo") and Aris and the Series B Junior Secured Note issued pursuant to the Apollo Note Agreement by Aris in favor of Apollo dated June 30, 1993 in the original principal amount of $7,500,000 (the "Apollo Note"), and (3) the Amended and Restated Senior Secured Note Agreement dated September 30, 1996 as amended (the "Heller Note Agreement") between Heller Financial, Inc.("Heller") and Aris and the Interest Note issued pursuant to the Heller Note Agreement by Aris in favor of Heller dated September 30, 1996 in the original principal amount of $1,000,000(the "Heller Note"); (4) the Intercreditor Agreement dated as of June 30, 1993 among Heller, Apollo and BNY and other holders and representatives of the Primary Debt and the Secondary Debt referred to therein (the "Intercreditor Agreement"), and (5) the Secondary Pledge Agreement entered into as of June 30, 1993 between Aris and BNY, as collateral agent for BNY and Apollo (the "Pledge Agreement"); the Apollo Note Agreement, the Apollo Note, the BNY Note Agreement and the BNY Note, together with the Pledge Agreement and all related agreements, instruments and documentation, in each case as amended and supplemented, is referred to herein collectively as the "1993 Junior Loan Documentation". All initially capitalized terms utilized herein and defined in any of the 1993 Junior Loan Documentation, but which are not defined herein, shall have the meaning specified in such 1993 Junior Loan Documentation. In connection with the items described in this letter, each of the undersigned hereby confirm the following matters:

     1. Repayment of All Heller Obligations and Primary Debt, including without limitation, the Heller Note. Aris hereby additionally covenants under each of the Junior Secured Note Agreements and in favor of BNY and Apollo that on or before January 31, 1998 (and the date as of which such repayment in full to Heller actually occurs within this period of time, is herein referred to as the "Heller Repayment Date"), Aris shall repay in full to Heller all Heller Obligations and Primary Debt, including without limitation, all principal of and accrued interest on the Heller Note. Aris hereby further confirms that a breach of such covenant additionally constitutes an Event of Default under each of said Junior Secured Note Agreements, without the need for any notice or other formality and that no cure period shall be applicable thereto. Apollo and BNY nevertheless agree that the Pledge Agreement and the terms and provisions of the Intercreditor Agreement among the Holders of Secondary Debt (including without limitation Section 3.9 thereof), shall not be changed, limited or otherwise adversely affected by this letter, the Heller Repayment Date occurring or otherwise.

     2. BNY/Apollo Lien on ECI Stock. Following repayment in full of all Heller Obligations and Primary Debt, including without limitation, the Heller Note, BNY and Apollo will share a first Lien free and clear of any Liens or claims, including without limitation of Heller, on the stock of Europe Craft Imports, Inc.("ECI"), a wholly-owned subsidiary of Aris, as well as any Lien on any other assets of Aris to which they would be entitled pursuant to the terms and conditions of the Pledge Agreement and the Intercreditor Agreement (including without limitation Section 3.9 thereof), each of which agreements shall remain in full force and effect among the holders of Secondary Debt following the Heller Repayment Date. Apollo and BNY each hereby represent and warrant to the other, that as of the Heller Repayment Date, the principal amount of all of the Apollo Obligations and all of the BNY Obligations which is entitled to pari passu/pro rata treatment pursuant to the terms of the 1993 Junior Loan Documentation applicable thereto is $10,001,653 and $8,027,087 respectively.

     3. Payment in Kind of Interest. The scheduled interest accruing under the BNY Note and the Apollo Note for the period February 1, 1997 through January 31, 1998 will be made by Payment in Kind ("PIK") whereby such payments will not be made in cash and instead shall be added to the principal of the BNY Note and the Apollo Note, respectively, on the scheduled Payment Dates. Such interest Paid in Kind as well as the scheduled interest accrued under the BNY Note and the Apollo Note for the period February 1, 1996 through January 31, 1997 (and under the Apollo Note for the period November 1, 1995 through January 31, 1996) which had been Paid in Kind, shall be due and payable on November 3, 2002 or on any acceleration of the BNY Note or the Apollo Note, as the case may be, pursuant to the respective terms and conditions thereof. From and after any Payment Date on which a PIK of interest is made, the BNY Note and Apollo Note, respectively, shall then bear interest on the increased principal amount.

     4. Deferral of 1997 Principal Payment. The principal payment on the BNY Note of $300,000 otherwise due November 3, 1997 shall be rescheduled and paid in quarterly installments of $15,000 each on the last day of each calendar quarter, commencing with a payment on December 31, 1997, with any remaining balance due on November 3, 2002 or on any acceleration thereof pursuant to the terms and conditions of the BNY Note Agreement. All other scheduled principal payments under the BNY Note, as well as scheduled principal payments under the Apollo Note, will remain unchanged. Should BNY require, Aris agrees to execute and deliver to BNY such allonge(s) as BNY may reasonably require to evidence Obligations under the BNY Note as amended and supplemented or should BNY so require, an Amended and Restated BNY Note Agreement and BNY Note for this purpose; in such event, Aris shall also execute and deliver to Apollo comparable allonge(s) or an Amended and Restated Apollo Note Agreement and Apollo Note to evidence Obligations under the Apollo Note as amended and supplemented.

     5. Resumption of Scheduled Interest Payments. Scheduled interest under the BNY Note and Apollo Note accruing for periods commencing February 1, 1998 will be made in cash on quarterly Payment Dates commencing May 4, 1998.

     6. Heller Consent and Agreement. By its signature below, Heller hereby (i) consents to the amendment to the 1993 Junior Loan Documentation pursuant to this Amendment; (ii) confirms that upon written request of Apollo or BNY, it will advise Apollo or BNY, as the case may be, whether the Heller Repayment Date has occurred; and (iii) confirms that on the Heller Repayment Date: (a) the Primary Pledge Agreement and the security interest of Heller in the Pledged Collateral (as defined therein) shall terminate pursuant to Section 12 thereof, (b) the Heller Note Agreement shall terminate except for the indemnification provisions of Section 5 thereof, (c) pursuant to Section 3.5(f) of the Intercreditor Agreement, Heller shall deliver possession of the Shared Collateral (as defined therein) then in its possession to the Secondary Collateral Agent or as otherwise ordered by a court, and (d) Heller's rights under the Intercreditor Agreement shall terminate subject to the reinstatement provisions of Section 2.10 thereof. Nothing set forth in this paragraph shall be deemed to be an amendment, modification or waiver by Heller of any term or provision of the Heller Note Agreement, the Intercreditor Agreement, the Heller Note, the Primary Pledge Agreement, the Warrant or any other Reorganization Document (as such terms are defined in the Heller Note Agreement). By its signature below, Heller shall be deemed a party to this Amendment for purposes of this paragraph 6 only; provided that prior to the Heller Repayment Date, this Amendment may not be amended or modified in any respect without the prior written consent of Heller.

     7. The 1993 Junior Loan Documentation is hereby deemed amended to the extent of the foregoing. Except to the extent herein set forth, no changes to any of the 1993 Junior Loan Documentation is intended or implied and the 1993 Junior Loan Documentation, modified in accordance with this agreement, is hereby ratified and affirmed in all respects.

     8. Aris confirms the foregoing and also: (a) that the Heller Repayment Date shall also constitute the Transfer Date pursuant to Section 4 of the Pledge Agreement, whereupon the Primary Collateral Agent shall transfer all Shared Collateral, including without limitation, all instruments and stock certificates representing the Pledged Collateral, together with stock powers duly executed in blank by Aris, in its possession to the Secondary Collateral Agent; (b) that Aris has not granted any Lien(s) or rights upon or with respect to any Shared Collateral to any person or entity (other than Heller); and (c) that all of the Pledged Collateral originally delivered to Heller by Aris in relation to Heller's Primary Pledge Agreement remain and shall remain in Heller's possession through the Heller Repayment Date, including without limitation, the shares of ECI delivered to Heller upon execution of the Primary Pledge Agreement. Each of the undersigned (except Heller) also agree to take such further action and to execute and deliver such additional agreements, instruments and documents, as may be necessary or desirable in connection with the implementation of any of the matters set forth herein.

     9. The foregoing amendments shall be effective upon the execution and delivery of this Amendment by BNY, Apollo and Aris. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

                                               Very truly yours,

AGREED AND ACCEPTED:
                                               ARIS INDUSTRIES, INC.

BNY FINANCIAL CORPORATION

                                               By: /s/ Paul Spector
                                                   -----------------------------
By: /s/ Anthony P. Vassallo                        Paul Spector
    ---------------------------                    Senior Vice President


Title: Ass't. Vice President
       -----------------------
                                               Dated:  September 12, 1997
                                                       -------------------------
Date: September 12, 1997
      ------------------------

AIF-II, L.P.
By: Apollo Advisors, L.P.,                     HELLER FINANCIAL, INC.
    its General Partner
By: Apollo Capital Management,                 By: /s/ Kathleen M. Gruca
    Inc., its General Partner                      -----------------------------

                                               Title:  Vice President
                                                       -------------------------
By:  /s/ Edward M. Yorke
     -------------------------
                                               Date:  September 12, 1997
                                                      --------------------------
Title:  Vice President
        ----------------------

Date:   September 12, 1997
        ----------------------